UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2025
_________________________
Lamb Weston Holdings, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane		83616
Eagle, Idaho		(Zip Code)
(Address of principal executive offices)
(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 25, 2025, Lamb Weston Holdings, Inc. held our annual meeting of stockholders in Eagle, Idaho. A total of 123,427,039 shares of our common stock, or approximately 88.6% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.Our stockholders elected twelve directors to each serve a one-year term on our Board of Directors until our 2026 annual meeting of stockholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

Director	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	108,516,595	1,159,821	145,579	13,605,044
Peter J. Bensen	104,622,213	5,059,724	140,058	13,605,044
Robert J. Coviello	105,509,004	4,061,549	251,442	13,605,044
André J. Hawaux	107,423,306	2,248,748	149,941	13,605,044
Ruth Kimmelshue	108,774,087	908,405	139,503	13,605,044
Lawrence E. Kurzius	107,006,052	2,675,934	140,009	13,605,044
Paul T. Maass	109,259,361	417,943	144,691	13,605,044
Timothy R. McLevish	108,863,416	803,512	155,067	13,605,044
Hala G. Moddelmog	101,075,420	8,604,362	142,213	13,605,044
Scott Ostfeld	108,481,661	1,193,044	147,290	13,605,044
Norman Prestage	109,124,178	554,073	143,744	13,605,044
Michael J. Smith	109,167,029	514,727	140,239	13,605,044

2.Our stockholders approved the advisory proposal for our fiscal 2025 executive compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
104,161,555	5,331,386	329,054	13,605,044

3.Our stockholders ratified the selection of KPMG LLP as our independent auditors for the fiscal year ending May 31, 2026, based on the following voting results:

For	Against	Abstain
123,019,456	300,388	107,195

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: General Counsel and Chief Compliance Officer
Date: September 26, 2025